 Exhibit 99.1

Rekor Systems, Inc. Announces Completion of Name Change from Novume Solutions, Inc.

CHANTILLY, VA / ACCESSWIRE / April 30, 2019 – Rekor Systems, Inc (Nasdaq: REKR)(“Rekor”) announced today the completion of its name change from Novume Solutions, Inc. (Nasdaq: NVMM), as announced on March 29, 2019. Effective as of today’s opening, the company will trade on the Nasdaq Stock Market under its new name and trading symbol: REKR.

The name change serves to further align the company with its current focus on technology solutions and applications, particularly within the automatic license plate recognition (ALPR) and vehicle recognition systems market, as announced last month. In addition to the name change, the company’s Board of Director’s granted approval for management to explore a corporate realignment of businesses that are not core to the ALPR industry.

“We are pleased to complete this process as we continue to focus our business initiatives on the burgeoning ALPR and vehicle recognition systems industry. We believe that our core suite of AI-powered technology solutions could be a game-changer within the industry. As Rekor Systems, our commitment to this market is evident,” said Robert A. Berman, President and CEO of Rekor.

The line of hardware and software solutions and applications offered by subsidiary Rekor Recognition Systems, Inc. is powered by OpenALPR software, which Rekor recently acquired. This software, which was developed using artificial intelligence algorithms and extensive machine learning, dramatically improves performance of automated license plate readers. According to Wiseguy Reports, as of April 2018, the global ALPR systems market is expected to reach $4.25B by 2023.

Traditional ALPR systems use an optical character recognition (OCR) process to identify a license plate. Using Rekor’s hardware and integration expertise, OpenALPR’s industry-leading software has been used to create ALPR devices with capabilities that significantly surpass OCR systems, at a greatly reduced user cost. The products support a wider field of view and can identify, in real-time, the license plate number, as well as the vehicle color, make and model under varying weather and lighting conditions and at high vehicle speeds. As a result, Rekor is able to offer greater flexibility and lower costs for systems that support toll collections, parking systems, traffic management and security for government, corporate, educational and private clients, as well as for Rekor Recognition Systems’ traditional law enforcement clientele.

About Rekor Systems, Inc.

Rekor Systems, Inc. (Nasdaq: REKR), a Delaware company, is the parent organization of Maryland-based Rekor Recognition Systems, Inc. Rekor provides advanced vehicle recognition systems, powered by its innovative OpenALPR software, which dramatically improve the accuracy of license plate reads and also identify the make, model and color of vehicles. Rekor’s products can be used for law enforcement, security and surveillance, electronic toll collection, parking operations, banking and insurance, logistics, traffic management and customer loyalty. Rekor’s solutions include mobile and fixed license plate readers, “Move Over” law enforcement, school bus stop-arm enforcement, red light and speed enforcement, parking enforcement and citation management. Rekor’s applications and solutions are intelligent, flexible, and leading the next generation of ALPR. To learn more, please visit rekorsystems.com.

Forward-Looking Statements

This press release includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the impact of Rekor’s core suite of AI-powered technology and the size of the market for global ALPR systems. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

Media Contact:
Matthew Bretzius
FischTank Marketing and PR
matt@fischtankpr.com

Investor Contact:
Robert Berman
Rekor Systems, Inc.
ir@rekorsystems.com